UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 10, 2009

Avatech Solutions, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-31265	84-1035353
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

10715 Red Run Boulevard, Owings Mills, Maryland		21117
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	410-581-8080

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

The information required by this item is included in Item 2.01 and incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On June 9, 2009 Avatech Solutions, Inc. (the "Company") entered into a Technology Transfer Agreement (the "Agreement") with Autodesk, Inc., a Delaware corporation ("Autodesk"), to sell to Autodesk the Company’s BIMreview software application (the "Software") in exchange for $500,000. A copy of the Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The following summary of the material terms of the Agreement is qualified in its entirety by the text thereof.

Pursuant to the Agreement, the Company assigned to Autodesk all of its rights in the Software, although Autodesk is licensing back to the Company a royalty-free irrevocable license in those portions of the Software necessary for the Company to uphold its obligations to support the Company’s customers to whom the Company previously licensed a copy of the Software, and to develop certain plug-ins for future use. The Agreement includes a period of time in which the Company must fix any errors in the Software discovered by Autodesk. The Company agreed, for one year after the date of the Agreement, not to sell, distribute or provide a product that performs the same function as the Software or assist others to do so, or provide similar services to competitors of Autodesk. The parties made representations and warranties in the Agreement that are customary for this type of transaction, and the Company agreed to indemnify Autodesk for breaches of the Company’s representations and warranties. The Agreement includes certain caps on the amount that the Company is required to pay under its indemnification obligations.

The entire purchase price for the Software was paid at closing, although $125,000 was placed into escrow as a contingency against the Company’s breach of its representations and warranties made in the Agreement. Subject to Autodesk’s rights to offset its losses against the escrowed amount, the Company is entitled to one-half of the funds in escrow at the first anniversary of the date of the Agreement, and the other half of the funds in escrow following the second anniversary of the date of the Agreement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 2.1 Technology Transfer Agreement dated June 9, 2009 (filed herewith)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Avatech Solutions, Inc.

June 10, 2009	By:	Lawrence Rychlak

Name: Lawrence Rychlak
Title: Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

2.1	Technology Transfer Agreement dated June 9, 2009 (filed herewith)